Exhibit 10.8

Execution Version

AMENDMENT NO. 4, dated as of April 8, 2021 (this “Amendment”), to First Lien Credit Agreement, dated as of March 5, 2019 (as amended by the Technical Amendment, dated May 13, 2019, as supplemented by the Joinder Agreement, dated as of September 30, 2019, as amended by Amendment No. 1, dated as of January 30, 2020, as amended by Joinder Agreement and Amendment No. 2, dated as of June 30, 2020, as amended by Joinder Agreement and Amendment No. 3, dated as of October 7, 2020 and as otherwise amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”), among Phoenix Intermediate Holdings Inc., a Delaware corporation (“Holdings”), Phoenix Guarantor Inc. (the “Borrower”), the several lenders from time to time parties thereto, the Letter of Credit Issuers from time to time parties thereto and Morgan Stanley Senior Funding, Inc., as the Administrative Agent and the Collateral Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement or the Amended Credit Agreement (as defined below), as applicable).

WHEREAS, Section 13.1 of the Credit Agreement permits amendment with the written consent of the Administrative Agent, Holdings, the Borrower and the Lenders providing the relevant Replacement Term Loans to permit the refinancing of all outstanding Term Loans of any Class with a replacement term loan tranche (“Replacement Term Loans”) thereunder;

WHEREAS, the Borrower desires to create a new tranche of term loans consisting of Tranche B-3 Term Loans pursuant to amendments authorized by Section 13.1 of the Credit Agreement which Tranche B-3 Term Loans shall, except as set forth in the Amended Credit Agreement, have identical terms as the Tranche B-2 Term Loans outstanding immediately before giving effect to this Amendment (collectively, “Existing Term Loans”) and shall be in a like principal amount as the outstanding Existing Term Loans and the proceeds of which will be used to refinance all of the Existing Term Loans all as more fully set forth in the Amended Credit Agreement;

WHEREAS, upon the effectiveness of this Amendment, each Lender holding Existing Term Loans (an “Existing Term Loan Lender”) that shall have executed and delivered a consent to this Amendment substantially in the form of Annex A hereto or Annex A to the draft of this Amendment that was posted for Lenders on February 22, 2021 (each, a “Consent to Amendment No. 4”) under the “Cashless Settlement Option” (each, a “Cashless Option Tranche B-2 Lender”) shall be deemed to have exchanged all of its Existing Term Loans (or such lesser amount as determined by the Amendment No. 4 Arrangers (as defined below)), which Existing Term Loans shall thereafter no longer be deemed to be outstanding, for Tranche B-3 Term Loans in the same aggregate principal amount as such Existing Term Loan Lender’s exchanged Existing Term Loans, and such Existing Term Loan Lender shall thereafter be a Tranche B-3 Term Loan Lender;

WHEREAS, upon the effectiveness of this Amendment, each Additional Tranche B-3 Term Loan Lender will make Additional Tranche B-3 Term Loans to the Borrower in Dollars in the amount set forth next to its name on Schedule I hereto (the “Allocation Schedule”), the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Existing Term Loans that are not exchanged for Tranche B-3 Term Loans pursuant to the “Cashless Settlement Option” described above, which such non-exchanged Existing Term Loans shall include, for the avoidance of doubt, all Existing Term Loans of Existing Term Loan Lenders that execute and deliver a Consent to Amendment No. 4 under the “Post-Closing Settlement Option” (each, a “Post-Closing Option Lender”); and the Borrower shall pay to each Existing Term Loan Lender all accrued and unpaid interest on the Existing Term Loans to, but not including, the date of effectiveness of this Amendment; and

WHEREAS, Jefferies Finance LLC and KKR Capital Markets LLC are joint lead arrangers and joint bookrunners for Amendment No. 4 and the Tranche B-3 Term Loans (collectively, in such capacities, the “Amendment No. 4 Arrangers”);

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments. The Credit Agreement is hereby amended effective as of the Amendment No. 4 Effective Date as follows:

(a) Each of the parties hereto agrees that, effective on the Amendment No. 4 Effective Date, the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Credit Agreement attached as Exhibit A hereto.

(b) (x) The Additional Tranche B-3 Term Loan Commitments shall not be treated as New Term Loan Commitments as such term is defined in Section 2.14(a) of the Credit Agreement; (y) the Additional Tranche B-3 Term Loans shall not be treated as New Term Loans as such term is defined in Section 2.14(c) of the Credit Agreement; and (z) the Additional Tranche B-3 Term Loan Lenders shall not be treated as New Term Loan Lenders as such term is defined in Section 2.14(c) of the Credit Agreement.

(c) The Lenders party hereto (or party to a Consent to Amendment No. 4) waive the payment of any breakage loss or expense under Section 2.11 of the Credit Agreement in connection with the repayment of their Existing Term Loans on the Amendment No. 4 Effective Date.

Section 2. Representations and Warranties. Each Credit Party party hereto hereby represents and warrants to the Lenders as of the Amendment No. 4 Effective Date that:

(a) Each such Credit Party has taken all necessary organizational action to authorize the execution and delivery of this Amendment and the performance of the obligations by each such Credit Party under this Amendment and under the Amended Credit Agreement.

(b) Each such Credit Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

(c) The execution, delivery and performance by each such Credit Party of this Amendment and the performance of the obligations by such Credit Party under the Amended Credit Agreement will not (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws or other organizational documents of such Credit Party or any of the Restricted Subsidiaries.

(d) Before and after giving effect to this Amendment and the establishment and funding of the Tranche B-3 Term Loans, the representations and warranties made by any Credit Party contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) with the same effect as though such representations and warranties had been made on and as of the Amendment No. 4 Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) as of such earlier date.

(e) At the time of and after giving effect to this Amendment and the establishment and funding of the Tranche B-3 Term Loans, no Default or Event of Default has occurred and is continuing.

Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the first Business Day on which each of the following conditions is satisfied:

(a) The Administrative Agent shall have received (i) (I) from each Cashless Option Tranche B-2 Lender and (II) from Additional Tranche B-3 Term Loan Lenders having Additional Tranche B-3 Term Loan Commitments equal in principal amount to the principal amount of Existing Term Loans held by Non-Consenting Existing Tranche B-2 Term Loan Lenders and Post-Closing Option Lenders, (ii) from the Administrative Agent, and (iii) from the Borrower and Holdings, either (x) a counterpart of this Amendment (or, in the case of such Cashless Option Tranche B-2 Lenders, a Consent to Amendment No. 4) signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b) The Borrower shall have paid to all Existing Term Loan Lenders on the Amendment No. 4 Effective Date, simultaneously with the making (or deemed making) of Tranche B-3 Term Loans under the Credit Agreement, all accrued and unpaid interest on the Existing Term Loans to, but not including, the Amendment No. 4 Effective Date;

(c) The Administrative Agent shall have received the executed legal opinion of Simpson Thacher & Bartlett LLP, special counsel to the Credit Parties. The Borrower, Holdings and the Administrative Agent hereby instruct such counsel to deliver such legal opinion;

(d) The Borrower shall have paid (i) the Amendment No. 4 Arrangers the fees in the amounts previously agreed in writing to be received on the Amendment No. 4 Effective Date and (ii) the Administrative Agent all reasonable costs and expenses (including, without limitation the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent and the Amendment No. 4 Arrangers) of the Administrative Agent for which invoices have been presented prior to the Amendment No. 4 Effective Date;

(e) The representations and warranties set forth in Section 2 above shall be true and correct;

(f) The Administrative Agent (or its counsel) shall have received (A) a certificate of each of (x) Holdings and the Borrower, dated as of the Closing Date, substantially in the form of Exhibit E to the Credit Agreement, with appropriate insertions, executed by any Authorized Officer and the Secretary or any Assistant Secretary of Holdings and the Borrower, as applicable, and attaching the documents referred to in the following clause (B) and (B) (w) a copy of the resolutions of the board of directors or other managers of Holdings and the Borrower authorizing (I) the execution, delivery, and performance of this Amendment (and any agreements relating thereto) to which it is a party and the performance of the obligations under the Amended Credit Agreement and (II) in the case of the Borrower, the extensions of credit contemplated hereunder, (x) the Certificate of Incorporation and By-Laws or other comparable organizational documents, as applicable, of Holdings and the Borrower, (y) signature and incumbency certificates of the Authorized Officers of Holdings and the Borrower executing the Credit Documents to which it is a party, and (z) a good standing certificate from the relevant Governmental Authority of the jurisdiction of organization of the Borrower and Holdings, dated the Amendment No. 4 Effective Date or a recent date prior thereto; and

(g) The Administrative Agent shall have received a Notice of Borrowing in respect of the Tranche B-3 Term Loans in accordance with Section 2.3 of the Amended Credit Agreement.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 5. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE INTERPRETED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Sections 13.13 and 13.15 of the Amended Credit Agreement are hereby incorporated into this Amendment mutatis mutandis.

Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Amendment.

(a) This Amendment shall not constitute a novation of the Credit Agreement or any of the Credit Documents. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed by Holdings and the Borrower on behalf of all Credit

Parties in all respects and shall continue in full force and effect. By executing and delivering a copy hereof, each of Holdings and the Borrower hereby consents to Amendment No. 4 and the transactions contemplated thereby and hereby confirms, on behalf of each Credit Party, the respective guarantees, pledges and grants of security interests, as applicable, under and subject to the terms of each of the Credit Documents to which each Credit Party is party, and agrees on behalf of each Credit Party that, after giving effect to this Amendment, such guarantees, pledges and grants of security interests, and the terms of each of the Security Documents to which each Credit Party is a party, shall continue to be in full force and effect, including to guarantee and secure the Obligations (including, without limitation, the Tranche B-3 Term Loans). For the avoidance of doubt, on and after the Amendment No. 4 Effective Date, this Amendment shall for all purposes constitute a Credit Document.

(b) Each Additional Tranche B-3 Term Loan Lender party hereto (i) confirms that it has received a copy of the Credit Agreement, this Amendment No. 4 and the other Credit Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment No. 4; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any Agent or any other Additional Tranche B-3 Term Loan Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. Upon the Amendment No. 4 Effective Date, the undersigned Additional Tranche B-3 Term Loan Lender shall become a Lender under the Credit Agreement and shall have the respective Additional Tranche B-3 Term Loan Commitment set forth next to its name on the Allocation Schedule. In addition, if an Existing Term Loan Lender has exercised its “Cashless Settlement Option” or the “Post- Closing Settlement Option” pursuant to their Consent to Amendment No. 4, the amount of such Existing Term Loan Lender’s participation in the Tranche B-3 Term Loans may be less than 100% of the principal amount of such Existing Term Loan Lender’s Existing Term Loans, based on the Amendment No. 4 Arrangers’ allocation of the Tranche B-3 Term Loans.

Section 8. Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PHOENIX GUARANTOR INC., as the Borrower

By:	/s/ Steven S. Reed
Name: Steven S. Reed
Title: Secretary

PHOENIX INTERMEDIATE HOLDINGS INC., as Holdings

By:	/s/ Steven S. Reed
Name: Steven S. Reed
Title: Secretary

[Signature Page to Amendment No. 4 [Phoenix Guarantor Inc.]]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and Collateral Agent

By:	/s/ Graham Robertson
Name: Graham Robertson
Title: Authorized Signatory

[Signature Page to Amendment No. 4 [Phoenix Guarantor Inc.]]

JEFFERIES FINANCE LLC, as Additional Tranche B-3 Term Loan Lender

By:	/s/ Jason Kennedy
Name: Jason Kennedy
Title: Managing Director

[Signature Page to Amendment No. 4 [Phoenix Guarantor Inc.]]